Exhibit 99.2

SETTLEMENT AGREEMENT AND GENERAL RELEASE

This Settlement Agreement and General Release (the “Settlement Agreement”) is made and entered into as of December 14, 2015 (the “Effective Date”), by and among Pacira Pharmaceuticals, Inc. (“Pacira”), Dr. Loren J. Harris (“Harris”), Dr. Joseph W. Bell (“Bell” and, together with Harris, the “Doctor Plaintiffs”), the United States Food and Drug Administration (“FDA”), the United States of America, Dr. Stephen Ostroff, in his official capacity as Acting Commissioner of Food and Drugs (“Ostroff”), the United States Department of Health and Human Services (“HHS”), and Sylvia Mathews Burwell (“Burwell”), in her official capacity as Secretary of the Department of Health and Human Services (each a “Party” and collectively, the “Parties”).(1)

RECITALS

WHEREAS, Pacira, a corporation organized under the laws of the State of Delaware, represents that it is a specialty pharmaceutical manufacturer focused on the clinical and commercial development of non-opioid drug products that meet the needs of acute care practitioners and their patients, for use primarily in hospitals and ambulatory surgery centers;

WHEREAS, Pacira’s product EXPAREL (bupivacaine liposome injectable suspension) is a non-opioid local analgesic;

WHEREAS, FDA is a federal agency within HHS responsible for approving and otherwise regulating drugs, medical devices, and other products;

WHEREAS, FDA approved Pacira’s new drug application (“NDA”) for EXPAREL on October 28, 2011, for the following indication:  “administration into the surgical site to produce postsurgical analgesia”;

(1)  Collectively, FDA, the United States of America, Ostroff, HHS, and Burwell are referred to herein as the “United States.”

WHEREAS, Pacira marketed EXPAREL to physicians for administration into various surgical sites for postsurgical pain control, including by distributing “administration guides,” documents in which physicians described their experiences using EXPAREL;

WHEREAS, on September 22, 2014, FDA issued to Pacira, and at about the same time published on FDA’s website, a Warning Letter (the “Warning Letter”) objecting to Pacira’s materials promoting EXPAREL for surgeries other than bunionectomy and hemorrhoidectomy and to Pacira’s claims about EXPAREL’s ability to control pain for up to 72 hours;

WHEREAS, on September 8, 2015, Pacira and the Doctor Plaintiffs filed a complaint (the “Complaint”) against the United States in the United States District Court for the Southern District of New York captioned Pacira Pharmaceuticals, Inc. v. FDA, No. 15 Civ. 7055 (LAK), seeking declaratory and injunctive relief under the First Amendment, Fifth Amendment, and Administrative Procedure Act (the “Action”);

WHEREAS, FDA has conducted a comprehensive review of the Warning Letter issued to Pacira, as well as the approved labeling for EXPAREL and related materials;

WHEREAS, in light of FDA’s review, on October 13, 2015, FDA withdrew the Warning Letter issued to Pacira and removed it from the agency’s website;

WHEREAS, the Parties desire to settle and dismiss the Action;

NOW, THEREFORE, in consideration of the foregoing as well as the mutual covenants and considerations set forth herein, the sufficiency of which is hereby acknowledged, the Parties agree to the following terms and conditions:

I.                Statement Regarding Withdrawal of the Warning Letter

1.                                      Before or simultaneous with the execution of this agreement, FDA shall issue to Pacira a letter clarifying the reasons for the withdrawal of the Warning Letter.

II.                     Revisions to EXPAREL PI

2.                                      Before or simultaneous with execution of this agreement, FDA shall issue a letter advising Pacira that it has approved Labeling Supplement 019 (S-019) to the EXPAREL NDA 22496, which Pacira submitted to FDA on November 17, 2015 (as amended by NDA Serial No. 0123, submitted November 25, 2015) (the “Labeling Supplement”) under 21 C.F.R. § 314.70(b)(2)(v)(A) & (C).  The Prescribing Information (“PI”) that will be approved in the Labeling Supplement (the “Revised PI”), which is attached hereto as Exhibit 1, is intended to describe accurately the scope of the indication initially approved by FDA, which will avoid confusion by the FDA or any other entity about the scope of EXPAREL’s approval by FDA, and is further intended to provide additional information.

III.                Confirmation of Scope of EXPAREL’s Indication

3.                                      The United States confirms that EXPAREL has, since October 28, 2011, been approved for “administration into the surgical site to produce postsurgical analgesia” for use in a variety of surgeries not limited to those studied in its pivotal trials.

IV.                 Regulatory Environment

4.                                      Consistent with the spirit of this Settlement Agreement, Pacira and FDA agree that, in future interactions, they will deal with each other in an open, forthright, and fair manner.  This paragraph does not create any independent enforceable obligation.

V.                      Dismissal of the Action

5.                                      Simultaneous with the execution of this Settlement Agreement, the Parties shall jointly execute the stipulation of dismissal with prejudice to which this Settlement Agreement is attached (the “Stipulation of Dismissal”).  As stated in the Stipulation of Dismissal, the Parties agree that the dismissal shall have no effect on Pacira’s or the Doctor Plaintiffs’ ability to assert their constitutional rights (including under the First and Fifth Amendments) in connection with or as a defense against any criminal, civil, or administrative investigation into or proceeding against Pacira or the Doctor Plaintiffs.  No later than 7 days after the Effective Date, Pacira shall file the Stipulation of Dismissal with the Court in the Action.

VI.                 Mutual Release of Claims

6.                                      Release by Pacira and Doctor Plaintiffs of Claims Against the United States.  Pacira, on behalf of itself and its past, present and future predecessors, successors, assigns, affiliates, subsidiaries, parents, members, managers, principals, owners, officers, directors, employees, agents and representatives, and the Doctor Plaintiffs hereby voluntarily, irrevocably, and forever release, waive, and discharge each and every defendant, its respective agencies, officers, employees, and agents, and all of their successors in interest, from any and all actions, causes of action, suits, charges, claims, demands, liabilities, damages, expenses, attorneys’ fees, costs and all other liabilities of any kind or description whatsoever, whether in law or equity, direct or indirect, for relief or damages of every kind, character or description, now or hereafter recognized, that were asserted in the Action, provided, however, that neither this release, this Settlement Agreement, nor the Stipulation of Dismissal shall have any effect on Pacira’s or the Doctor Plaintiffs’ ability to assert their constitutional rights (including under the First and Fifth Amendments) in connection with or as a defense against any criminal, civil, or administrative investigation into or proceeding against Pacira or the Doctor Plaintiffs.

7.                                      Acknowledgment by the United States.  Consistent with paragraphs 1-3, the United States acknowledges that the rescission of the Warning Letter and approval of the Labeling Supplement reflect the scope of the indication in the NDA that FDA approved on October 28, 2011.

VII.            Miscellaneous

8.                                      Notices:  All notices required under this Settlement Agreement shall be delivered or sent by e-mail and registered mail as follows:

To Pacira:

Pacira Pharmaceuticals, Inc.

Attn:  Anthony Molloy

5 Sylvan Way, Suite 300

Parsippany, NJ 07054

with a copy to:

Joan McPhee

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

joan.mcphee@ropesgray.com

To Harris:

Dr. Loren J. Harris

630 First Avenue

Apt. 12G

New York, NY 10016

with a copy to:

Joan McPhee

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

joan.mcphee@ropesgray.com

To Bell:

Dr. Joseph W. Bell

4602 Jersey Hill Road

Amsterdam, NY 12010

with a copy to:

Joan McPhee

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

joan.mcphee@ropesgray.com

To FDA:

Ann M. Oxenham

U.S. Food & Drug Administration

10903 New Hampshire Avenue

Silver Spring, MD 20993

ann.oxenham@fda.hhs.gov

with a copy to:

Caleb Hayes-Deats

Assistant United States Attorney

86 Chambers Street, 3rd Floor

New York, NY 10007

caleb.hayes-deats@usdoj.gov

and a copy to:

Matt Lash

Trial Attorney

United States Department of Justice

Consumer Protection Branch

450 Fifth Street, NW, Suite 6400

Washington, DC 20001

matthew.j.lash@usdoj.gov

And to any additional or substitute recipients as any party may specify in writing sent to all notice recipients identified in this paragraph.

9.                                      Entire Agreement:  This Settlement Agreement, including its Exhibits, contains the entire agreement of the Parties, and this Settlement Agreement supersedes and replaces all prior negotiations, proposed agreements and agreements, written or oral.

10.                               No Inducements or Representations:  Except as set forth specifically in this Settlement Agreement, there have been no inducements or representations upon which any Party has relied in entering into this Settlement Agreement.

11.                               Authority to Bind:  Each of the Parties warrants and represents that the person signing this Settlement Agreement on its behalf has the full power and authority to enter into this Settlement Agreement on its behalf.

12.                               Amendment or Modification:  Subject only to the provision in paragraph 8 permitting the designation of additional or substitute notice recipients, this Settlement Agreement may be amended or modified only by a written instrument identified as such and signed by all Parties or their respective successors in interest.

13.                               Governing Law:  The Parties specifically agree that this Settlement Agreement and any disputes arising out of the interpretation or performance of this Settlement Agreement shall be interpreted, enforced, and governed by the laws of the United States, and, to the extent that any state’s law may apply, the State of New York, without giving effect to principles of conflicts of laws.

14.                               Consent to Jurisdiction:  The United States District Court for the Southern District of New York shall retain jurisdiction to enforce this Settlement Agreement.  Each Party waives the right to trial by jury in any action to enforce the terms and provisions of this Settlement Agreement.

15.                               No Construing Against Drafter:  This Settlement Agreement shall be construed as if the Parties jointly prepared it and any uncertainty or ambiguity shall not be interpreted against any one Party.

16.                               Execution in Counterparts:  This Settlement Agreement may be executed in counterparts, which when taken together constitute a single agreement among the parties hereto.

17.                               No Admission:  This Settlement Agreement neither may be construed as, nor may be used as, an admission of any fault, wrongdoing or liability whatsoever.  Nothing contained in this Settlement Agreement is, or shall be deemed to be, an admission of the merit or validity of any asserted or unasserted claim against any Party, nor will this Settlement Agreement constitute or be construed as an admission of any wrongdoing whatsoever.  This Settlement Agreement may not be offered as evidence in any proceeding except in a proceeding to enforce the terms of this Settlement Agreement.

IN WITNESS WHEREOF AND INTENDING TO BE LEGALLY BOUND HEREBY, the Parties execute this Settlement Agreement.

Pacira Pharmaceuticals, Inc.

		By:	/s/ David Stack
David Stack
Chief Executive Officer & Chairman

Date: December 14, 2015

Loren J. Harris, M.D.

		By:	/s/ Loren J. Harris, M.D.
Loren J. Harris, M.D.

Date: December 14, 2015

Joseph W. Bell, M.D.

		By:	/s/ Joseph W. Bell, M.D.
Joseph W. Bell, M.D.

Date: December 14, 2015

For the United States:			PREET BHARARA
United States Attorney
Southern District of New York

/s/ Caleb Hayes-Deats
Date: December 14, 2015	By:		CALEB HAYES-DEATS
Assistant United States Attorney
86 Chambers Street
New York, New York 10007
Tel.: (212) 637-2699
Fax: (212) 637-2686
caleb.hayes-deats@usdoj.gov

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BENJAMIN C. MIZER Principal Deputy Assistant Attorney General Civil Division

WILLIAM B. SCHULTZ General Counsel	JONATHAN F. OLIN Deputy Assistant Attorney General

ELIZABETH H. DICKINSON Associate General Counsel Food and Drug Division	MICHAEL S. BLUME Director Consumer Protection Branch

ANNAMARIE KEMPIC Deputy Chief Counsel for Litigation	ANDREW E. CLARK Assistant Director

ANN M. OXENHAM Associate Counsel U.S. Dept. of Health & Human Services Office of the General Counsel 10903 New Hampshire Ave. Silver Spring, MD 20993 Tel.: (301) 796-8710 ann.oxenham@fda.hhs.gov	MATTHEW J. LASH Trial Attorney Consumer Protection Branch U.S. Department of Justice P.O. Box 386 Washington, DC 20044 Tel.: (202) 514-3764 matthew.j.lash@usdoj.gov

EXHIBIT 1